Performance Commentary | October 2022

For October 2022, the AFL-CIO Housing Investment Trust (HIT) had a gross return of -1.91% and a net return of -1.94%. Its benchmark, the Bloomberg U.S. Aggregate Bond Index* (Bloomberg Aggregate or Benchmark), reported a return of -1.30% for the month.

The performance data quoted represents past performance and is no guarantee of future results. Periods over one year are annualized. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, October be worth more or less than the original cost. The HIT’s current performance data may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available from the HIT’s website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance returns that HIT’s investors obtain. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	The portfolio’s ongoing yield advantage over the Bloomberg Aggregate. As of October 31, 2022, the HIT had a yield advantage of 16 basis points (bps).

●	The portfolio’s underweight to agency-insured, fixed-rate single family mortgage-backed securities (MBS), the worst performing major asset class in the Benchmark on both an excess and total return basis. The portfolio was underweight in fixed rate single family MBS with a 13.2% allocation compared to 27.5% in the Bloomberg Aggregate*.

●	The portfolio’s short relative duration versus the Benchmark as rates sold off across the curve. The 2-, 5-, 7-, 10-, and 30-year rates increased by approximately 20, 14, 16, 22, and 39 bps, respectively.

●	The portfolio’s overweight to adjustable-rate securities as rates continue to rise. The HIT had an allocation of 13.2% to adjustable-rate securities while the benchmark only has fixed rate securities.

1227 25TH STREET, NW | SUITE 500 | WASHINGTON, DC 20037 | P: 202-331-8055	AFLCIO-HIT.COM

October 2022 Portfolio Commentary

Negative impacts to HIT’s relative performance vs. Bloomberg Aggregate* included:

●	The portfolio’s underweight to corporate bonds, the best performing major sector on both an excess return and total return basis, posting an excess return of 60 bps and total return of -103 bps for the month. The HIT does not invest in corporate bonds, whereas the sector comprised 23.9% of the Benchmark* as of October 31, 2022.

●	The portfolio’s underweight to Treasuries, the second best performing major asset class in the Benchmark on a total return basis during October. The HIT portfolio had a 2.8% allocation to the sector versus 41.0% in the Bloomberg Aggregate at month end.

●	The portfolio’s overweight to the highest credit quality sector (i.e. AAA-rated) of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A and BBB) of the Bloomberg Aggregate. Those returns were -13, 7, 31, and 85 bps, respectively. The HIT was overweight in high credit quality investments versus the Benchmark, with approximately 89.5% of the HIT portfolio either AAA-rated or carrying a government or GSE guarantee, compared to 73.6% for the Bloomberg Aggregate*.

●	Performance by Ginnie Mae REMIC structures in the HIT’s portfolio as spreads to Treasuries widened by 61 bps during the quarter. As of October 31, 2022, the portfolio had a 13.4% allocation to REMICS.

●	Performance by agency multifamily MBS in the HIT’s portfolio as nominal spreads to Treasuries widened. FHA/Ginnie Mae permanent and construction/permanent loan certificates widened to Treasuries by approximately 22 and 15 bps, respectively. The HIT portfolio had an allocation of 5.7% and 11.0% to CLCs and PLCs respectively, at the end of the month.

●	Performance by some agency multifamily MBS in the HIT’s portfolio as nominal spreads on longer maturity Fannie Mae DUS security structures widened. The benchmark 10/9.5s widened by approximately 21 bps. The HIT had 20.9% of its portfolio in fixed-rate single-asset Fannie Mae DUS securities but there were no such securities in the Bloomberg Aggregate.

* Information provided by Bloomberg Index Services Limited. BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Bloomberg does not approve or endorse this material or guarantee the accuracy or completeness of any information herein, nor does Bloomberg make any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, Bloomberg shall not have any liability or responsibility for injury or damages arising in connection therewith

October 2022 Portfolio Commentary

Market Data

October 2022 Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-1.39%	0	5.93
Agencies	-0.71%	-27	3.43
Single family agency MBS (RMBS)	-1.42%	-29	5.99
Corporates	-1.03%	60	6.96
Commercial MBS (CMBS)	-1.60%	-101	4.64
Asset-backed securities (ABS)	-0.84%	-72	2.76
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	09/30/22	10/31/22	Change
1 Month	2.637%	3.597%	0.960%
3 Month	3.247%	4.056%	0.809%
6 Month	3.903%	4.536%	0.633%
1 Year	3.933%	4.602%	0.669%
2 Year	4.279%	4.482%	0.204%
3 Year	4.288%	4.440%	0.152%
5 Year	4.090%	4.228%	0.138%
7 Year	3.981%	4.143%	0.162%
10 Year	3.829%	4.048%	0.219%
20 Year	4.088%	4.404%	0.316%
30 Year	3.776%	4.164%	0.388%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors October view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and October obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331 -8055. Investors should read the current prospectus carefully before investing. The Bloomberg Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Bloomberg Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

October 2022 Portfolio Commentary

Portfolio Data as of October 31, 2022

Net Assets	$5,818.49 million
Portfolio Effective Duration	6.02 years	Convexity	0.261
Portfolio Average Coupon	2.96%	Maturity	10.57 years
Portfolio Yield to Worst[1]	5.12%	Portfolio Current Yield[1]	3.40%
Number of Holdings	932	Average Price[2]	85.15

Sector Allocations: 3

Multifamily Investments	78.90%
Agency Single-Family MBS	13.64%
U.S. Treasury	2.78%
AAA Private-Label CMBS	0.96%
Cash & Short-Term Securities	3.72%
CMBS – Agency Multifamily**	66.56%
Agency Single-Family MBS	13.64%
U.S. Treasury Notes/Bonds	2.78%
State Housing Permanent Bonds	4.25%
State Housing Construction Bonds	3.28%
Direct Construction Loans	5.78%
Cash & Short-Term Securities	3.72%

**Includes multifamily MBS (57.20%), MF Construction MBS (8.39%), and AAA Private-Label CMBS (0.96%).

Quality Distribution: 3

U.S. Government or Agency	82.95%
AAA	2.80%

AA	4.75%

A	0.00%

Not Rated	5.78%

Cash	3.72%

Portfolio Duration Distribution,
by Percentage in Each Category: 3

Cash	3.72%	5-5.99 years	17.67%
0-0.99 years	16.80%	6-6.99 years	11.55%

1-1.99 years	4.20%	7-7.99 years	14.28%

2-2.99 years	3.02%	8-8.99 years	5.03%

3-3.99 years	4.93%	9-9.99 years	0.85%

4-4.99 years	7.01%	Over 10 years	10.93%

Maturity Distribution

(based on average life):

0	– 1 year	4.85%

1	– 2.99 years	8.18%

3	– 4.99 years	9.73%

5	– 6.99 years	20.81%

7	– 9.99 years	32.79%

10 – 19.99 years		19.59%

Greater than 20 years		4.05%

1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Portfolio market value weighted by current face.

3 Based on total investments and including unfunded commitments.

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